Investor Presentation

2014

Simmons First National Corporation

NASDAQ-GS: SFNC

Forward-Looking Statement

Certain statements contained in this presentation may not be based on historical facts and are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as "anticipate," "estimate," "expect," "foresee," "may," "might," "will," "would," "could" or "intend," future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, those relating to the Company's future growth, revenue, assets, asset quality, profitability and customer service, critical accounting policies, net interest margin, non-interest revenue, market conditions related to the Company's stock repurchase program, allowance for loan losses, the effect of certain new accounting standards on the Company's financial statements, income tax deductions, credit quality, the level of credit losses from lending commitments, net interest revenue, interest rate sensitivity, loan loss experience, liquidity, capital resources, market risk, earnings, effect of pending litigation, acquisition strategy, legal and regulatory limitations and compliance and competition.

Readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation in that actual results could differ materially from those indicated in such forward-looking statements, due to a variety of factors. These factors include, but are not limited to, changes in the Company's operating or expansion strategy, availability of and costs associated with obtaining adequate and timely sources of liquidity, the ability to maintain credit quality, possible adverse rulings, judgments, settlements and other outcomes of pending litigation, the ability of the Company to collect amounts due under loan agreements, changes in consumer preferences, effectiveness of the Company's interest rate risk management strategies, laws and regulations affecting financial institutions in general or relating to taxes, the effect of pending or future legislation, the ability of the Company to repurchase its Common Stock on favorable terms and other risk factors. Other relevant risk factors may be detailed from time to time in the Company's press releases and filings with the Securities and Exchange Commission. We undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this Report.

Simmons First Profile



Pine Bluff – Corporate Headquarters



Little Rock Corporate Office

- **$4.8 Billion in assets**
- **In business since 1903**
- **3 State Footprint**
- **$180 million nationwide Credit Card Portfolio**
  - *Excellent earning asset (12.4% loan yield with fees) and strong credit quality (1.20% charge-offs)*
- **Large Trust Presence in Arkansas**
  - *$3.5 Billion total Trust Assets*

Note: Assets and Trust Assets shown Pro Forma with Delta Trust

Q1-2014 Highlights

- Core EPS of $0.46 per share (24% increase)
- Continued strong Asset Quality and Capital
- Net Interest Margin of 4.54%
- Total Loans up $518 million or 28%
  - Legacy Loan Growth of 10.3% *(excluding Acquired & Student)*
- Integration and cost savings related to Metropolitan acquisition is on target *(closed 27 branches in March)*
- Charter consolidation *(3 banks in May & 3 banks in August)*
- Simmons First announces acquisition of Delta Trust and Bank
  - Total assets of $444 million
  - In-market merger *(Little Rock, Northwest Arkansas and South Arkansas)*

Total Assets


$3.1
$3.3
$3.3
$3.5
$4.4
$4.8
2009
2010
2011
2012
2013
2014 *

(dollars in billions)

* Pro Forma with Delta Trust

Exceptional Asset Quality

Legacy Portfolio

Excludes Acquired Loans and Acquired OREO

	2007	2008	2009	2010	2011	2012	2013	Q114
NPL – SFNC	0.60	0.81	1.35	1.98	1.74	1.42	**1.07**	**1.19**
NPL – All US Banks [(1)]	0.93	2.19	4.41	4.15	4.11	3.36	**2.67**	
NPA – SFNC	0.51	0.64	1.12	1.12	1.18	0.96	**0.66**	**0.69**
NPA – All US Banks [(1)]	0.90	1.96	3.81	3.69	3.53	2.91	**2.30**	
Net Charge-offs – SFNC [(2)]	0.16	0.30	0.38	0.52	0.30	0.26	**0.15**	**0.22**
Net Charge-offs – All US Banks [(1)]	0.62	1.34	2.67	2.67	1.64	1.12	**0.70**	

"Great Recession" (2008–2010)

(1) Source: SNL Financial
(2) Excludes Credit Card Charge-offs

Asset Quality – Credit Card

History of Strong Credit Quality (Net Charge-offs)



12.00%
9.00%
6.00%
3.00%
0.00%
85
87
89
91
93
95
97
99
01
03
05
07
09
11
13
1991 Recession
2001 Recession
SFNC 1.20%
Industry 3.13%
"The Great Recession"

Industry source: Federal Reserve Board

Strong Capital Position

as of 3/31/14	SFNC	Regulatory Well Capitalized
Equity to Assets	9.25%	
Tangible Common Equity	7.29%	
Tier 1 Leverage Ratio	8.21%	5.00%
Tier 1 Regulatory Capital	13.36%	6.00%
Total Risk Based Regulatory Capital	14.45%	10.00%

Top-line Revenue Growth

1. **Non-interest Income**
   - Acquire Credit Card Portfolios
   - Acquire Trust Assets in our Footprint
   - Look at new SBU
2. **Loan Growth**
   - Restructured 2014 Incentive Plans
   - Rebuilding Lending staff in FDIC acquired banks
   - Focus on New Markets

Loan Portfolio *($2.4 Billion)*

as of March 31, 2014

Legacy Portfolio
Excludes Acquired Loans

$1.8 Billion



C&I
11%
Agricultural
4%
Credit Cards
10%
Student
Loans
1%
Other
Consumer
6%
Construction
9%
1-4 Family
23%
CRE
36%

Acquired Loans

$588 Million

	Amount *(in millions, net of discounts)*
FDIC Covered	$138
Non-Covered	$450

Loan and Credit Coverage

	3/31/14	Coverage
Legacy Loans	**$1,780**	
Allowance for Loan Loss	(27)	1.5%
Loans acquired, not covered by FDIC	**496**	
Credit Discount	(46)	9.2%
Loans acquired, covered by FDIC	**189**	
Credit Discount	(51)	27.0%
Total Loans (before discounts)	**$2,465**	
Total Allowance and Credit Mark	(124)	5.0%

$ in millions

Loan Growth *(Year over Year)*

$ in millions	Q1 2014	Q1 2013	$ Change	% Change
Legacy Loans *(excluded Student Loans)*	**$1,755**	**$1,557**	**$198**	**13%**
Student Loans	24	32	(7)	(23%)
Acquired Loans, FDIC Covered*	138	182	(44)	(24%)
Acquired Loans, Non-Covered*	450	79	371	472%
Total Loans	**$2,367**	**$1,850**	**$518**	**28%**

** Acquired loans net of credit mark*

8 loan new hires in 2013
(4 Kansas, 3 Missouri and 1 Little Rock)
(start date April – June 2013)
4 new mortgage loan hires in 2013
(3 Kansas, 1 Missouri)
(Start date May – July 2013)

Metropolitan:
New loan hires
(9 Central Arkansas & 2 in Northwest Arkansas)
New mortgage loan hires
(8 Central Arkansas & 3 in Northwest Arkansas)

Opportunity for Growth

	Population	Projected Growth (2013-2018)
Large Metropolitan Markets		
Kansas City MSA	**2,043,000**	**3.3%**
Johnson County	*558,000*	*5.2%*
St. Louis MSA	**2,805,000**	**1.1%**
St. Charles County	*373,000*	*5.4%*
Midsize Metropolitan Markets		
Little Rock, AR	**724,000**	**5.8%**
Northwest Arkansas *(Fayetteville, Springdale, Rogers & Bentonville)*	**488,000**	**9.3%**
Springfield, MO	**447,000**	**4.1%**
Wichita, KS	**643,000**	**3.5%**
Good Community Growth Markets		
Jonesboro, AR	**126,000**	**6.5%**
Conway, AR *(Faulkner County)*	**121,000**	**11.4%**
Hot Springs, AR	**97,000**	**2.0%**
Searcy, AR	**80,000**	**5.1%**
National Average		**3.6%**

Source: SNL Financial

Mergers & Acquisitions

Four FDIC Acquisitions

#1 Southwest Community

$100 million Assets


May 2010
MISSOURI
Springfield

#2 Security Savings

$480 million Assets


Salina
Kansas City MSA
October 2010
KANSAS
Wichita

#3 Truman Bank

$280 million Assets


St. Louis MSA
September 2012
MISSOURI

#4 Excel Bank

$200 million Assets


Lee's Summit (KC MSA)
Sedalia & Green Ridge
St. Louis MSA
October 2012
MISSOURI

FDIC Opportunities

2010 – Reviewed 8
Acquired 2

2011 – Reviewed 2

2012 – Reviewed 9
Acquired 2

2013 – Reviewed 1

2013 "Game Changing" Acquisition

Metropolitan National Bank
Nearby & Neighborly®

- Section 363 bankruptcy
- Purchase Price $53.6 million
- Closing Date 11/25/13
- Conversion Date 03/21/14

MNB Financials

- Assets -- $945 million
- Loans -- $495 million ($36 million mark or 7.3%)
- OREO -- $64 million ($23 million mark or 36%)
- Deposits -- $873 million (89,000 non-time customer accounts)
- Fixed asset mark -- $23 million
- Equity -- $62 million (Tier 1 Leverage Ratio = 6.46%)

Franchise Highlights

- Branches – 45 (Central and Northwest Arkansas)
  - Headquarters in Little Rock, AR
  - Pro Forma #7 Market Share in Little Rock MSA ($1 billion) and #4 in Arkansas
- Familiar customer base and market
- $370 million in Trust assets under management
- Named "Best Bank" by readers of Arkansas Times for 14 Consecutive Years

Financially Attractive Acquisition

- Double digit EPS accretion (~25% ($0.45 EPS) in 2014 and ~35% ($0.65 EPS in 2015)
- Estimated cost savings of 35% (announced consolidation of 27 branches)
- Strategic deployment of our excess capital
- Accretive to tangible book value in ~3 years
- Internal rate of return greater than 25%
- Pro forma total assets of $4.4 billion

Strategic Acquisition

DELTA TRUST
Delta Trust & Bank
Since 1910
MEMBER FDIC

- **Purchase Price** **$66 million**
- **Closing Date** **July 2014**
- **Conversion Date** **Oct 2014**

Financially Attractive

- High Single-digit EPS accretion
- Internal rate of return of 22%
- Total Assets of $444 million
- Pro forma total assets of $4.8 billion

Low Risk Profile

- In-market transition
- Familiar customer base
- Comprehensive due diligence process
- Strong pro forma capital ratios

Strategic Value

- Expands market share in Little Rock
- Leverages Metropolitan acquisition
- Attractive market demographics
- Trust business of ~$813 million (Total Trust Assets)

Strategic Acquisition

First State

- **Purchase Price** **$245 million**
- **Closing Date** **Q4-2014**

Financially Attractive	• Double digit EPS accretion • Internal rate of return of approximately 18% • Accretive to tangible book value in ~1.75 years • Total Assets of $1.9 billion (Pro forma $6.8 billion)
Low Risk Profile	• Similar cultures and operating styles • Retention of local management team • Comprehensive due diligence process • Strong pro forma capital ratios
Strategic Value	• Opportunistic acquisition into contiguous markets with a high-quality partner • Leverages current operating platform and back office support • Attractive business lines and markets

New Focus on Traditional M&A

1. **Seller's Price Expectation**
2. **Credit Mark more reasonable**
3. **Target Markets and Asset Size**

Traditional M&A Deal Pricing Target:

1. TBV Earn back period of Less Than 3 Years
   a) Earn back based on Target's earnings
   b) Would consider slightly longer for a "Franchise Deal"
2. Accretive to core earnings in first full year of operations
3. Growth markets that are accretive to existing footprint

Enhancing our Footprint


KS
MO
TN
OK
AR
MS
TX
LA
Expand Market Share, cost savings opportunities
Fill-in out of state footprint
Possible new market expansion

Proven Acquirer and Integrator



First Savings Bank of Arkansas
July 26, 1991
Financial Centers: 2
Dumas Bancshares, Inc.
March 31, 1995
Dumas State Bank
American Bancshares of Arkansas, Inc.
December 9, 1998
Savers Savings Bank of Arkansas
Financial Centers: 2
Lincoln Bankshares Inc.
BANK OF LINCOLN
NBC Bank Corp
July 9, 1999
NBC
National Bank of Commerce
Alliance Bancorporation, Inc.
March 19, 2004
ALLIANCE BANK
Cross County Bancshares, Inc.
June 25, 2004
Financial Centers: 1
Bank of Little Rock
October 21, 2005
Financial Centers: 1
Truman Bank
September 14, 2012
TRUMAN BANK
Excel Bank
EXCEL
DELTA TRUST
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
First America Savings Bank
December 7, 1990
Financial Centers: 3
Dermott State Bank Bancshares, Inc.
August 1, 1995
Home Federal Saving Association
March 27, 1992
Financial Centers: 1
FIRST BANK OF ARKANSAS
First Bank of Arkansas, Russellville
First Bank of Arkansas, Searcy
August 1, 1997
First Financial Banc Corporation
July 17, 2000
Financial Centers: 8
Heartland Community Bank Bancshares, Inc.
July 19, 2002
Financial Centers: 1
Union Planters Corporation
November 21, 2003
Financial Centers: 9
Southwest Community Bank
May 14, 2010
CommunityBank
Security Savings Bank
October 15, 2010
Metropolitan National Bank
November 25, 2013
Metropolitan National Bank

Shareholder Return

- Growth
- Dividends
- Stock Price

Consistent Dividend History


Current Dividend Yield 2.4%
($0.88 per share)
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
105 Consecutive Years
'97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14

2013 Total Return

(Dividends + Stock Appreciation)

1/1/13 – 12/31/13



SFNC (+50.99%)
SNL U.S. Bank (+37.30%)
SFNC +51%
SNL Bank Index +37%
Total Return (%)
60
40
20
0
-20
Jan 2013
Mar 2013
May 2013
Jul 2013
Sep 2013
Nov 2013

Source: **SNL Financial**

Long-term Total Return

(Dividends + Stock Appreciation)

Since the Beginning of this Economic Cycle *12/31/07 – 12/31/13*



SFNC (+67.10%)
SNL U.S. Bank (-9.21%)
SFNC
+67%
SNL
Bank Index
-9%
Total Return (%)
80
60
40
20
0
-20
-40
-60
-80
2008
2009
2010
2011
2012
2013

Source: **SNL Financial**

Why Simmons First?

- Experienced and Deep Management
- Exceptional Balance Sheet
  - Impressive asset quality
  - Strong capital position
- Consistent historical earnings performance
- We will benefit significantly from a rising interest rate environment
- Attractive dividend yield
- Opportunistic growth strategy *(Legacy and M&A)*

Financial Highlights

Simmons First National Corporation

Simmons First National Corporation (SFNC)

Pine Bluff, AR

Company Description

Simmons First National Corporation is a $4.4 billion Arkansas based financial holding company conducting financial operations throughout Arkansas, Kansas and Missouri. The Company's common stock trades on the NASDAQ Global Select Market under the symbol "SFNC".

Market Highlights

Closing Price ($):	36.74	52-Wk Range:	24.06 - 39.05
Closing Date:	5/5/14	Price/Book (%):	147.4
Day Change (%):	-0.70	Price/Tang Bk (%):	189.9
Market Value ($M):	599.3	Price/LTM EPS (x):	27.6
Volume:	42,029	Dividend Yield (%):	2.40
3-Mo Avg Vol:	40,176	Annual Div Rate ($):	0.88

Corporate Data

Headquarters
501 Main Street
Pine Bluff, AR 71601

(870) 541-1000
http://www.simmonsfirst.com

U.S Branches:	104	Industry:	Bank
SIC Code:	6021	Established:	12/31/1968

States of Operation:
AR(86),KS(9),MO(9)

One-Year Price Change (%)


SFNC
S&P 500
70.00
60.00
50.00
40.00
30.00
20.00
10.00
0.00
-10.00
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14

Earnings Per Share

	EPS ($)	Growth (%)
2009	1.74	--
2010	2.15	23.56
2011	1.47	-31.63
2012	1.64	11.56
2013	1.42	-13.41
2014 Est.	2.32	63.62
2015 Est.	2.94	26.40
2016 Est.	NA	NA

EPS ($)


1.74
2.15
1.47
1.64
1.42
2.32
2.94
0.00
2009
2010
2011
2012
2013
2014
2015
2016

Institutional Ownership

Owner	Shares	%	As of
BlackRock Fund Advisors	1,455,000	8.92	3/31/2014
Simmons First Trust Co. NA	1,267,335	7.77	3/31/2014
Dimensional Fund Advisors LP	721,061	4.42	12/31/2013
Vanguard Group Inc.	569,798	3.49	12/31/2013
Schroder Investment Management N	371,300	2.28	12/31/2013
Total (127 institutions)	8,939,685	54.81	

Officers

Name	Position	Age	Total Comp ($)	As of:
George A. Makris Jr.	CEO	57	643,305	12/31/2013
David L. Bartlett	COO	62	880,289	12/31/2013
Robert A. Fehlman	CFO	49	691,815	12/31/2013
George A. Makris Jr.	CHR	57	643,305	12/31/2013

Simmons First National Corporation (SFNC)

Financial Highlights

End of Period Date	12/31/2004	12/31/2005	12/31/2006	12/31/2007	12/31/2008	12/31/2009	12/31/2010	12/31/2012	12/31/2013
Balance Sheet ($000)									
Total Net Loans	1,554,114	1,699,041	1,765,201	1,836,248	1,917,569	1,858,370	1,905,885	1,919,604	2,386,987
Total Assets	2,413,944	2,523,768	2,651,413	2,692,447	2,923,109	3,093,322	3,316,432	3,527,489	4,383,100
Total Deposits	1,959,195	2,059,958	2,175,531	2,182,857	2,336,333	2,432,172	2,608,769	2,874,163	3,697,567
Total Equity	238,222	244,085	259,016	272,406	288,792	371,247	397,371	406,062	403,832
Income Statement ($000)									
Interest Income	116,064	133,071	153,362	168,536	156,141	136,533	128,955	129,134	143,113
Interest Expense	30,428	42,814	64,558	76,420	62,124	38,806	27,006	15,617	12,263
Total Noninterest Income	40,705	42,236	43,947	46,003	46,353	52,567	56,243	44,958	40,767
Loan Loss Provisions	8,027	7,526	3,762	4,181	8,646	10,316	14,129	4,140	4,118
Compensation & Benefits	48,533	51,270	53,442	54,865	57,050	58,317	60,731	66,999	74,078
Net Income	24,446	26,962	27,481	27,360	26,910	25,210	37,117	27,684	23,231
Profitability (%)									
ROAA	1.03	1.08	1.07	1.03	0.94	0.85	1.18	0.83	0.64
Core ROAA	1.07	1.10	1.09	1.08	0.86	0.90	0.81	0.81	0.78
ROAE	10.64	11.24	10.93	10.26	9.54	8.26	9.69	6.77	5.33
Core ROAE	11.08	11.44	11.14	10.76	8.76	8.72	6.66	6.58	6.49
Net Interest Margin	4.08	4.13	3.96	3.96	3.75	3.78	3.78	3.93	4.21
Rprtd: Net Interest Margin	4.08	4.13	3.96	3.96	3.75	3.78	3.78	3.93	4.21
Efficiency Ratio	62.14	62.30	64.81	64.94	66.84	65.69	65.27	70.17	71.28
Rprtd: Efficiency Ratio	62.14	62.30	64.81	64.94	66.84	65.69	65.28	70.17	71.28
Net Interest Inc / Operating Rev	67.78	68.12	66.90	66.69	66.98	65.02	64.45	71.63	76.25
Balance Sheet Ratios/ Capital (%)									
Loans/ Deposits	80.21	83.40	81.98	84.77	82.74	77.09	73.41	66.88	65.04
Securities/ Assets	22.66	20.86	20.05	19.93	22.30	21.14	18.73	19.67	22.06
Loans/ Assets	64.77	67.67	66.89	68.50	65.90	60.40	57.80	54.78	54.74
Total Equity/ Total Assets	9.87	9.67	9.77	10.12	9.88	12.00	11.98	11.51	9.21
Tangible Equity/ Tangible Assets	7.32	7.26	7.51	7.93	7.89	10.19	10.28	9.87	7.27
Tang Common Equity/ Tang Assets	7.32	7.26	7.51	7.93	7.89	10.19	10.28	9.87	7.27
Tier 1 Ratio	12.72	12.26	12.39	12.43	13.24	17.91	20.05	19.08	13.02
Total Capital Ratio	14.00	13.54	13.65	13.69	14.50	19.17	21.30	20.34	14.10
Leverage Ratio (Bank, BHC Only)	8.46	8.62	8.83	9.06	9.15	11.64	11.33	10.81	9.22
Tangible Cap/ Assets (OTS Only)	NA	NA	NA	NA	NA	NA	NA	NA	NA
Asset Quality (%)									
NPAs/ Assets	0.53	0.35	0.41	0.50	0.60	1.42	1.63	1.52	1.84
Rprtd: NPA's/Assets	0.58	0.40	0.45	0.51	0.64	1.12	1.12	1.29	1.69
NPAs + 90+ Days Delinq/ Assets	0.58	0.40	0.45	0.55	0.64	1.46	1.66	1.54	1.86
NPAs/ Loans & OREO	0.81	0.51	0.61	0.72	0.89	2.32	3.13	3.03	3.46
NCOs/ Avg Loans	0.52	0.43	0.22	0.23	0.43	0.58	0.70	0.39	0.25
Reserves/ NPAs	206.45	304.15	231.83	188.13	148.55	56.97	48.99	51.91	34.02
Loan Loss Provision/ NCO	100.66	105.84	99.66	98.08	106.64	92.59	111.00	65.03	90.35
Per Share Information ($)									
Common Shares Outstanding (Shares)	14,621,707	14,326,923	14,196,855	13,918,368	13,960,680	17,093,931	17,271,594	16,542,778	16,226,256
Average Diluted Shares (Shares)	14,848,560	14,686,927	14,474,812	14,241,182	14,107,943	14,465,718	17,264,900	16,911,363	16,352,167
Book Value per Share	16.29	17.04	18.24	19.57	20.69	21.72	23.01	24.55	24.89
Tangible Book Value per Share	11.76	12.46	13.68	14.97	16.16	18.07	19.36	20.66	19.22
Dividends Declared	0.5700	0.6100	0.6800	0.7300	0.7600	0.7600	0.7600	0.8000	0.8400
Diluted EPS after Extraordinary	1.65	1.84	1.90	1.92	1.91	1.74	2.15	1.64	1.42
EPS Growth (%)	0.0	11.5	3.3	1.1	-0.5	-8.9	23.6	11.6	-13.4
Core EPS	1.72	1.87	1.94	2.01	1.75	1.84	1.48	1.59	1.73
Core EPS Growth (%)	5.8	9.0	3.4	3.9	-12.9	4.7	-19.6	7.8	8.4

Total Assets ($M)


2,413.9
2,523.8
2,651.4
2,692.4
2,923.1
3,093.3
3,316.4
3,527.5
4,383.1
2005Y
2006Y
2007Y
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y

Net Income ($M)


24.4
27.0
27.5
27.4
26.9
25.2
37.1
27.7
23.2
2005Y
2006Y
2007Y
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y

NPAs/Assets (%)


0.53
0.35
0.41
0.50
0.60
1.42
1.63
1.52
1.84
2005Y
2006Y
2007Y
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y

ROAE (%)


10.64
11.24
10.93
10.26
9.54
8.26
9.69
6.77
5.33
2005Y
2006Y
2007Y
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y

Simmons First National Corporation (SFNC)

Balance Sheet

Dollars in thousands

End of Period Date	12/31/2004	12/31/2005	12/31/2006	12/31/2007	12/31/2008	12/31/2009	12/31/2011	12/31/2012	12/31/2013
Assets									
Cash and Equivalents	153,731	101,573	151,151	110,230	139,536	353,585	570,206	537,797	539,380
Trading Account Secs	4,916	4,631	4,487	5,658	5,754	6,886	7,541	6,224	8,978
Available for Sale Secs	382,588	365,446	341,678	334,733	451,475	175,377	165,975	185,844	206,275
Held to Maturity Secs	151,264	150,299	179,944	190,284	187,301	464,061	525,444	496,141	745,688
Other Secs	8,206	6,044	5,504	5,913	7,358	7,477	6,237	5,498	6,002
Total Investment Securities	546,974	526,420	531,613	536,588	651,888	653,801	705,197	693,707	966,943
Total Cash & Securities	700,705	627,993	682,764	646,818	791,424	1,007,386	1,275,403	1,231,504	1,506,323
Gross Loans Held for Investment	1,571,376	1,718,107	1,783,495	1,850,454	1,933,074	1,874,989	1,737,844	1,922,119	2,404,935
Loans Held for Sale	9,246	7,857	7,091	11,097	10,336	8,397	22,976	25,367	9,494
Total Gross Loans	1,580,622	1,725,964	1,790,586	1,861,551	1,943,410	1,883,386	1,760,820	1,947,486	2,414,429
Loan Loss Reserve	26,508	26,923	25,385	25,303	25,841	25,016	30,108	27,882	27,442
Total Net Loans	1,554,114	1,699,041	1,765,201	1,836,248	1,917,569	1,858,370	1,730,712	1,919,604	2,386,987
Real Estate	1,839	1,540	1,940	2,629	2,995	9,179	34,572	60,972	85,405
Credit Card Rights	NA	NA	NA	NA	NA	NA	0	0	1,964
Loan Servicing Rights	0	0	0	0	0	0	0	0	0
Other Servicing Rights	NA	NA	NA	NA	NA	NA	0	0	0
Total Servicing Rights	490	384	304	192	85	8	0	0	1,964
Goodwill	60,454	60,605	60,605	60,605	60,605	60,605	60,605	60,605	78,906
Core Deposit Intangibles	5,829	5,029	4,199	3,382	2,575	1,769	1,579	3,760	13,008
Other Intangibles	0	0	0	0	0	0	0	0	0
Non-Goodwill Intangibles	5,829	5,029	4,199	3,382	2,575	1,769	1,579	3,760	13,008
Total Intangible Assets	66,283	65,634	64,804	63,987	63,180	62,374	62,184	64,365	91,914
Other Assets	90,513	129,176	136,400	142,573	147,856	156,005	217,258	251,044	310,507
Total Assets	2,413,944	2,523,768	2,651,413	2,692,447	2,923,109	3,093,322	3,320,129	3,527,489	4,383,100
Total Int-Bearing Deposits	1,666,058	1,728,845	1,870,204	1,872,676	2,001,335	2,069,018	2,118,138	2,297,508	2,979,129
Noninterest Bearing Deposits	293,137	331,113	305,327	310,181	334,998	363,154	532,259	576,655	718,438
Total Deposits	1,959,195	2,059,958	2,175,531	2,182,857	2,336,333	2,432,172	2,650,397	2,874,163	3,697,567
Secs Sold, to Repurchase	104,785	107,223	105,036	91,466	87,514	80,050	83,556	58,793	102,800
FHLB Borrowings	57,733	52,090	50,381	51,355	127,741	128,893	89,898	89,441	71,090
Senior Debt	170,891	171,344	163,531	181,938	244,302	238,443	204,936	193,519	224,977
Trust Preferred (FAS 150)	30,930	30,930	30,930	30,930	30,930	30,930	30,930	20,620	20,620
Total Subordinated Debt	30,930	30,930	30,930	30,930	30,930	30,930	30,930	20,620	20,620
Total Borrowings	201,821	202,274	194,461	212,868	275,232	269,373	235,866	214,139	245,597
Other Liabilities	14,706	17,451	22,405	24,316	22,752	20,530	25,955	33,125	36,104
Total Liabilities	2,175,722	2,279,683	2,392,397	2,420,041	2,634,317	2,722,075	2,912,218	3,121,427	3,979,268
Trust Preferred Securities	0	0	0	0	0	0	0	0	0
Redeemable Preferred	0	0	0	0	0	0	0	0	0
Total Minority Interest	0	0	0	0	0	0	0	0	0
Other Mezzanine Items	0	0	0	0	0	0	0	0	0
Total Mezzanine Level Items	0	0	0	0	0	0	0	0	0
TARP Preferred Equity	0	0	0	0	0	0	0	0	0
Other Preferred Equity	0	0	0	0	0	0	0	0	0
Total Preferred Equity	0	0	0	0	0	0	0	0	0
Common Equity	238,222	244,085	259,016	272,406	288,792	371,247	407,911	406,062	403,832
Total Equity	238,222	244,085	259,016	272,406	288,792	371,247	407,911	406,062	403,832
Total Liabilities, Mezzanine + Equity	2,413,944	2,523,768	2,651,413	2,692,447	2,923,109	3,093,322	3,320,129	3,527,489	4,383,100
Common Shares Outstanding (Actual)	14,621,707	14,326,923	14,196,855	13,918,368	13,960,680	17,093,931	17,212,317	16,542,778	16,226,256

Total Assets ($000) vs Securities/Assets (%)



Total Assets
Securities/ Assets
5,000,000
4,500,000
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
23.00
22.50
22.00
21.50
21.00
20.50
20.00
19.50
19.00
18.50
18.00
2005Y 2006Y 2007Y 2008Y 2009Y 2010Y 2011Y 2012Y 2013Y

Tot Deposits ($000) vs Int-Bear Dep/Deposits (%)



Total Deposits
Interest Bearing Deposits/ Deposits
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
87.00
86.00
85.00
84.00
83.00
82.00
81.00
80.00
79.00
78.00
77.00
76.00
2005Y 2006Y 2007Y 2008Y 2009Y 2010Y 2011Y 2012Y 2013Y

Simmons First National Corporation (SFNC) — Income Statement

Dollars in thousands

End of Period Date	12/31/2004	12/31/2005	12/31/2006	12/31/2007	12/31/2008	12/31/2010	12/31/2011	12/31/2012	12/31/2013
Interest Income	116,064	133,071	153,362	168,536	156,141	128,955	129,056	129,134	143,113
Interest Expense	30,428	42,814	64,558	76,420	62,124	27,006	20,396	15,617	12,263
Net Interest Income	85,636	90,257	88,804	92,116	94,017	101,949	108,660	113,517	130,850
FTE Net Interest Income	88,809	93,491	91,989	95,579	98,077	106,961	113,630	118,222	135,801
Loan Loss Provisions	8,027	7,526	3,762	4,181	8,646	14,129	11,676	4,140	4,118
Net Interest Income after Provision	77,609	82,731	85,042	87,935	85,371	87,820	96,984	109,377	126,732
Trading Account Income	645	416	341	623	1,025	2,236	1,478	2,038	1,811
Foreign Exchange Income	0	0	0	0	0	0	0	0	0
Trust Revenue	5,421	5,589	5,612	6,218	6,230	5,179	5,375	5,473	5,842
Service Charges on Deposits	14,564	15,818	15,795	14,794	15,145	17,700	16,808	16,808	18,815
Gain/Loss on Sale of Loans	5,505	4,741	4,920	5,107	3,740	7,334	4,188	5,997	4,592
Loan Fees	NA	NA	NA	NA	NA	NA	NA	NA	NA
BOLI Revenue	261	855	1,523	1,493	1,547	1,670	1,481	1,463	1,319
Insurance Revenue	NA	NA	NA	NA	NA	131	177	148	NA
Investment Banking & Brokerage	NA	NA	NA	NA	NA	3,572	2,747	2,457	NA
Other Noninterest Income	14,309	14,817	15,756	17,768	18,666	18,421	20,079	10,574	8,388
Total Noninterest Income	40,705	42,236	43,947	46,003	46,353	56,243	52,333	44,958	40,767
Gain/Loss on Sale of Securities	0	-168	0	0	0	317	0	2	-151
Nonrecurring Revenue	0	250	0	0	2,973	21,314	1,132	3,411	0
Total Revenue	126,341	132,575	132,751	138,119	143,343	179,823	162,125	161,888	171,466
Compensation & Benefits	48,533	51,270	53,442	54,865	57,050	60,731	65,058	66,999	74,078
Occupancy & Equipment	11,146	11,598	12,103	12,539	13,350	13,901	15,076	15,485	17,657
Marketing and Promotion Expense	NA	NA	NA	NA	NA	2,964	3,273	3,554	NA
Professional Fees	2,029	2,201	2,490	2,779	2,824	4,476	4,574	4,851	4,473
Communications Expense	1,784	1,847	1,961	1,820	1,868	2,328	2,480	2,391	2,323
Amortization of Intangibles	791	830	830	819	807	786	884	347	600
Impairment of Goodwill	0	0	0	0	0	0	0	0	0
Amrt of Intang & Goodwill Impairment	791	830	830	819	807	786	884	347	600
Foreclosure & Repo	346	191	136	212	239	974	678	992	1,337
Other Expense	16,985	17,647	18,106	19,943	21,442	22,120	22,129	21,218	27,327
Total Noninterest Expense	81,614	85,584	89,068	92,977	97,580	108,280	114,152	115,837	127,795
Nonrecurring Expense	771	0	0	1,220	-1,220	2,983	498	1,896	7,017
Net Income before Taxes	35,929	39,465	39,921	39,741	38,337	54,431	35,799	40,015	32,536
Income Taxes	11,483	12,503	12,440	12,381	11,427	17,314	10,425	12,331	9,305
Net Income after Taxes	24,446	26,962	27,481	27,360	26,910	37,117	25,374	27,684	23,231
Total Minority Interest Expense	0	0	0	0	0	0	0	0	0
Trust Preferred Distributions	0	0	0	0	0	0	0	0	0
Other After-tax Items	0	0	0	0	0	0	0	0	0
Min Int and Oth after-tax Items	0	0	0	0	0	0	0	0	0
Net Income before Extraordinary	24,446	26,962	27,481	27,360	26,910	37,117	25,374	27,684	23,231
Extraordinary Items	0	0	0	0	0	0	0	0	0
Net Income	24,446	26,962	27,481	27,360	26,910	37,117	25,374	27,684	23,231
Preferred Dividends	0	0	0	0	0	0	0	0	0
Net Income Avail to Common	24,446	26,962	27,481	27,360	26,910	37,117	25,374	27,684	23,231
Net Income for Diluted EPS	24,446	26,962	27,481	27,360	26,910	37,117	25,374	27,684	23,231
Diluted EPS after Extraordinary ($)	1.65	1.84	1.90	1.92	1.91	2.15	1.47	1.64	1.42
EPS Growth (%)	0.00	11.52	3.26	1.05	-0.52	23.56	-31.63	11.56	-13.41
Interest Income/ Expense Detail (taxable equivalent if available):									
Interest Income Earned On:									
Interest Earned on Loans	97,789	113,133	131,069	142,504	126,735	111,039	113,384	115,183	128,689
Interest Earned on Securities	20,300	21,667	23,349	26,916	31,303	22,192	19,536	17,429	18,229
Interest on Other Earning Assets	1,148	1,505	2,129	2,579	2,163	736	1,106	1,227	1,146
Interest on Securities + Other Earning Assets	21,448	23,172	25,478	29,495	33,466	22,928	20,642	18,656	19,375
Interest Earned on Total Earning Assets	119,237	136,305	156,547	171,999	160,201	133,967	134,026	133,839	148,064
Interest Yield (%)									
Yield on Total Loans	6.36	6.81	7.50	7.78	6.68	5.85	6.21	6.43	6.56
Yield on Securities	3.74	3.93	4.38	5.06	5.21	3.39	3.04	2.53	2.31
Yield on Other Earning Assets	1.23	2.93	4.95	5.18	1.83	0.27	0.23	0.23	0.24
Yield on Securities + Other Earning Assets	3.37	3.84	4.42	5.07	4.65	2.47	1.83	1.53	1.53
Yield on Interest Earning Assets	5.48	6.02	6.74	7.13	6.12	4.74	4.54	4.45	4.59
Interest Expense Incurred On:									
Interest Expense on CDs	18,198	26,431	42,592	52,385	38,226	14,310	11,314	7,943	5,938
Interest Expense on Other Deposits	4,965	7,777	11,658	13,089	14,924	5,227	3,611	2,682	2,461
Interest Expense on Total Deposits	23,163	34,208	54,250	65,474	53,150	19,537	14,925	10,625	8,399
Interest Expense on Borrowings	7,265	8,606	10,308	10,946	8,974	7,469	5,471	4,992	3,864
Interest Expense: Total Int-Bearing Liabilities	30,428	42,814	64,558	76,420	62,124	27,006	20,396	15,617	12,263
Interest Cost (%)									
Cost of CDs	2.04	2.78	4.05	4.66	3.74	1.58	1.24	0.92	0.69
Cost of Other Deposits	0.68	1.02	1.58	1.78	1.56	0.44	0.30	0.21	0.17
Cost of Interest Bearing Deposits	1.43	2.00	3.03	3.52	2.68	0.94	0.70	0.49	0.36
Cost of Total Deposits	1.21	1.70	2.58	3.02	2.31	0.79	0.57	0.40	0.29
Cost of Borrowings	3.35	3.85	5.06	5.23	3.39	2.96	2.36	2.38	1.92
Cost of Interest Bearing Liabilities	1.65	2.21	3.24	3.69	2.77	1.15	0.86	0.66	0.48

Simmons First National Corporation (SFNC)

Income Statement

Total Revenue Breakout ($M)



Net Interest Income
Non Interest Income
Gain/Loss on Securities
Nonrecurring Revenue
2013Y 130.9 40.8
2012Y 113.5 45.0
2011Y 108.7 52.3
2010Y 101.9 56.2
2009Y 94.0 46.4
2008Y 92.1 46.0
2007Y 88.8 43.9
2006Y 90.3 42.2
2005Y 85.6 40.7
-50.0
0.0
50.0
100.0
150.0
200.0

Interest Yield/Cost (%)



Yield on Interest Earning Assets
Cost of Interest Bearing Liabilities
Spread (pps)
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
2005Y 2006Y 2007Y 2008Y 2009Y 2010Y 2011Y 2012Y 2013Y

Earnings Per Share



Diluted EPS
EPS Growth
EPS ($)
Growth (%)
2.50
2.00
1.50
1.00
0.50
0.00
30.00
20.00
10.00
0.00
-10.00
-20.00
-30.00
-40.00
2005Y 2006Y 2007Y 2008Y 2009Y 2010Y 2011Y 2012Y 2013Y

Income Statement/ Total Revenue (%)



Net Interest Income/ Total Revenue
Noninterest Expense/ Total Revenue
Compensation/ Total Revenue
Noninterest Income/ Total Revenue
Net Income/ Total Revenue
90.00
80.00
70.00
60.00
50.00
40.00
30.00
20.00
10.00
0.00
2005Y 2006Y 2007Y 2008Y 2009Y 2010Y 2011Y 2012Y 2013Y

Interest Income Breakout ($M)



Interest Earned on Loans
Interest Earned on Securities
Interest Earned on Other Earning Assets
2013Y 128.7 18.2
2012Y 115.2 17.4
2011Y 113.4 19.5
2010Y 111.0 22.2
2009Y 126.7 31.3
2008Y 142.5 26.9
2007Y 131.1 23.3
2006Y 113.1 21.7
2005Y 97.8 20.3
0.0
50.0
100.0
150.0
200.0

Interest Expense Breakout ($M)



Interest Expense on Deposits
Interest Expense on Borrowings
2013Y 8.4 3.9
2012Y 10.6 5.0
2011Y 14.9 5.5
2010Y 19.5 7.5
2009Y 53.2 9.0
2008Y 65.5 10.9
2007Y 54.3 10.3
2006Y 34.2 8.6
2005Y 23.2 7.3
0.0
10.0
20.0
30.0
40.0
50.0
60.0
70.0
80.0
90.0

Simmons First National Corporation (SFNC)

Performance Analysis

End of Period Date	12/31/2004	12/31/2005	12/31/2006	12/31/2007	12/31/2008	12/31/2009	12/31/2011	12/31/2012	12/31/2013
Profitability Ratios (%)									
ROAA	1.03	1.08	1.07	1.03	0.94	0.85	0.77	0.83	0.64
ROAE	10.64	11.24	10.93	10.26	9.54	8.26	6.25	6.77	5.33
ROACE	10.64	11.24	10.93	10.26	9.54	8.26	6.25	6.77	5.33
Return on Avg Tangible Equity	15.09	15.80	15.04	13.79	12.55	10.61	7.55	8.05	6.41
Profit Margin	29.05	29.72	30.07	29.66	24.32	24.46	21.84	24.29	23.14
Net Interest Margin	4.08	4.13	3.96	3.96	3.75	3.78	3.85	3.93	4.21
Rprtd: Net Interest Margin	4.08	4.13	3.96	3.96	3.75	3.78	3.85	3.93	4.21
Yield on Interest Earning Assets	5.48	6.02	6.74	7.13	6.12	5.21	4.54	4.45	4.59
Cost of Interest-bearing Liab	1.65	2.21	3.24	3.69	2.77	1.69	0.86	0.66	0.48
Interest Spread	3.83	3.81	3.50	3.44	3.35	3.52	3.68	3.79	4.11
Net Interest Income/ Avg Assets	3.73	3.74	3.57	3.58	3.42	3.46	3.46	3.54	3.77
Noninterest Income/ Avg Assets	1.71	1.69	1.71	1.72	1.62	1.77	1.59	1.35	1.13
Net Operating Exp/ Avg Assets	1.67	1.69	1.71	1.72	1.75	1.67	1.83	2.08	2.36
Noninterest Inc/ Operating Rev	32.22	31.88	33.10	33.31	33.02	34.98	32.51	28.37	23.75
Overhead Ratio	44.78	45.27	48.00	48.07	51.16	48.12	53.03	58.82	62.66
Efficiency Ratio	62.14	62.30	64.81	64.94	66.84	65.69	67.84	70.17	71.28
Net Nonrecurring Income/ NIBT	-2.15	0.63	0.00	-3.07	10.94	-4.24	1.77	3.79	-21.57
Core Income									
Core Income ($000)	25,461	27,448	28,021	28,685	24,709	26,615	25,537	26,924	28,280
Core EPS ($)	1.72	1.87	1.94	2.01	1.75	1.84	1.48	1.59	1.73
Core EPS before Amortization ($)	1.72	1.87	1.94	2.01	1.75	1.84	1.48	1.59	1.73
Core ROAA (%)	1.07	1.10	1.09	1.08	0.86	0.90	0.78	0.81	0.78
Core ROAE (%)	11.08	11.44	11.14	10.76	8.76	8.72	6.29	6.58	6.49
Share and Per Share Info ($)									
Basic EPS before Extraordinary	1.68	1.88	1.93	1.95	1.93	1.75	1.47	1.64	1.42
Basic EPS after Extraordinary	1.68	1.88	1.93	1.95	1.93	1.75	1.47	1.64	1.42
Diluted EPS before Extraordinary	1.65	1.84	1.90	1.92	1.91	1.74	1.47	1.64	1.42
Diluted EPS after Extraordinary	1.65	1.84	1.90	1.92	1.91	1.74	1.47	1.64	1.42
Book Value per Share	16.29	17.04	18.24	19.57	20.69	21.72	23.70	24.55	24.89
Tangible Book Value per Share	11.76	12.46	13.68	14.97	16.16	18.07	20.09	20.66	19.22
Dividends Declared	0.5700	0.6100	0.6800	0.7300	0.7600	0.7600	0.7600	0.8000	0.8400
Dividend Payout Ratio	34.5	33.2	35.8	38.0	39.8	43.7	51.7	48.8	59.2
Average Diluted Shares (actual)	14,848,560	14,686,927	14,474,812	14,241,182	14,107,943	14,465,718	17,317,850	16,911,363	16,352,167
Common Shares Outstanding (actual)	14,621,707	14,326,923	14,196,855	13,918,368	13,960,680	17,093,931	17,212,317	16,542,778	16,226,256
Market Info and Historical Pricing									
Closing Price at Period End ($)	28.95	27.70	31.40	26.50	29.47	27.80	27.19	25.36	37.15
Price/ Trailing-four-quarter EPS (x)	17.55	15.05	16.53	13.80	15.43	15.98	18.50	15.46	26.16
Price/ Book Value (%)	177.69	162.59	172.11	135.40	142.46	128.00	114.73	103.32	149.27
Price/ Tangible Book Value (%)	246.19	222.39	229.53	176.97	182.36	153.85	135.37	122.78	193.26
Premium/ Deposits (%)	9.45	7.42	8.58	4.42	5.25	4.27	2.27	0.47	5.38
Premium/ Core Deposits (%)	11.55	9.01	10.83	5.57	6.39	5.17	2.65	0.54	6.23
Tangible Premium/ Core Deposits (%)	15.69	12.88	14.58	9.27	9.69	8.27	5.38	3.11	9.11
Market Capitalization ($M)	423.3	396.9	445.8	368.8	411.4	475.2	468.0	419.5	602.8
Dividend Yield (%)	2.07	2.31	2.29	2.87	2.58	2.73	2.80	3.15	2.26
EOP S&P 500 Index Value (Actual)	1,211.92	1,248.29	1,418.30	1,468.36	903.25	1,115.10	1,257.60	1,426.19	1,848.36
EOP Dow Jones Index Value (Actual)	10,783.01	10,717.50	12,463.15	13,264.82	8,776.39	10,428.05	12,217.56	13,104.14	16,576.66
10 Year T Note (%)	4.24	4.39	4.71	4.04	2.25	3.85	1.89	1.78	3.04
3 Month LIBOR (%)	2.56	4.54	5.36	4.70	1.43	0.25	0.58	0.31	0.25
S&P LT Issuer Credit Rating									
Moody's LT Issuer Rating									
Fitch Inc. LT Credit Rating									

Period End Price ($)


End of Period Closing Price ($)
Dividend Yield (%)
EOP S&P 500 Value (actual)
Share Price ($)
S&P Value
40.00
35.00
30.00
25.00
20.00
15.00
10.00
5.00
0.00
2,000.00
1,800.00
1,600.00
1,400.00
1,200.00
1,000.00
800.00
600.00
400.00
200.00
0.00
2.1%
2.3%
2.3%
2.9%
2.6%
2.7%
2.8%
3.2%
2.3%
2005Y
2006Y
2007Y
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y

Book Value per Share


Book Value/ Share ($)
Price/ Book (%)
Tang BV/ Share ($)
Price/ Tangible Book (%)
Book ($)
P/B (%)
30.00
25.00
20.00
15.00
10.00
5.00
0.00
300.00
250.00
200.00
150.00
100.00
50.00
0.00
246
222
230
177
182
154
135
123
193
178
163
172
135
142
128
115
103
149
2005Y
2006Y
2007Y
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y

Simmons First National Corporation (SFNC)

Asset Quality and Capital Adequacy

End of Period Date	12/31/2004	12/31/2005	12/31/2006	12/31/2007	12/31/2008	12/31/2009	12/31/2011	12/31/2012	12/31/2013
Asset Quality ($000)									
Nonaccrual Loans	10,918	7,296	8,958	9,909	14,358	21,994	12,907	9,123	6,261
Renegotiated Loans	0	0	0	895	30	12,718	11,391	11,015	9,497
Nonperforming Loans	10,918	7,296	8,958	10,804	14,388	34,712	24,298	20,138	15,758
Other Real Estate Owned	1,922	1,556	1,992	2,646	3,007	9,199	22,887	33,573	64,895
Total Nonperforming Assets	12,840	8,852	10,950	13,450	17,395	43,911	47,185	53,711	80,653
90+ Days Delinquent	1,085	1,131	1,097	1,282	1,292	1,383	785	681	687
NPAs + 90+ Days Delinquent	13,925	9,983	12,047	14,732	18,687	45,294	47,970	54,392	81,340
Loan Loss Reserve	26,508	26,923	25,385	25,303	25,841	25,016	30,108	27,882	27,442
Net Charge-offs	7,974	7,111	3,775	4,263	8,108	11,141	7,984	6,366	4,558
NPAs/ Assets (%)	0.53	0.35	0.41	0.50	0.60	1.42	1.42	1.52	1.84
NPAs + 90+ Days Delinq/ Assets (%)	0.58	0.40	0.45	0.55	0.64	1.46	1.44	1.54	1.86
NPAs/ Loans & OREO (%)	0.81	0.51	0.61	0.72	0.89	2.32	2.90	3.03	3.46
Reserves/ NPLs (%)	242.79	369.01	283.38	234.20	179.60	72.07	123.91	138.45	174.15
Reserves/ Loans (%)	1.68	1.56	1.42	1.36	1.33	1.33	1.71	1.43	1.14
Reserves/ NPAs+90+ Days Delinq (%)	190.36	269.69	210.72	171.76	138.28	55.23	62.76	51.26	33.74
NPAs+ 90+Delinq/ Equity+Reserves (%)	5.26	3.68	4.24	4.95	5.94	11.43	10.95	12.53	18.86
NCOs/ Avg Loans (%)	0.52	0.43	0.22	0.23	0.43	0.58	0.49	0.39	0.25
Loan Loss Provision/ NCO (%)	100.66	105.84	99.66	98.08	106.64	92.59	146.24	65.03	90.35
Pass Loans	NA	NA	NA	NA	NA	NA	1,504,980	1,662,220	2,185,726
Special Mention Loans	NA	NA	NA	NA	NA	NA	14,211	10,093	9,282
Substandard Loans	NA	NA	NA	NA	NA	NA	60,443	38,870	63,191
Doubtful Loans	NA	NA	NA	NA	NA	NA	109	72	66
Loss Loans	NA	NA	NA	NA	NA	NA	26	22	17
Classified Loans	NA	NA	NA	NA	NA	NA	60,578	38,964	63,274
Criticized Loans	NA	NA	NA	NA	NA	NA	74,789	49,057	72,556
Classified Loans/ Tier 1 Capital (%)	NA	NA	NA	NA	NA	NA	15.55	10.34	18.01
Criticized Loans/ Tier 1 Capital (%)	NA	NA	NA	NA	NA	NA	19.20	13.02	20.65
Capital Adequacy ($000)									
Total Preferred Equity	0	0	0	0	0	0	0	0	0
Common Equity	238,222	244,085	259,016	272,406	288,792	371,247	407,911	406,062	403,832
Total Equity	238,222	244,085	259,016	272,406	288,792	371,247	407,911	406,062	403,832
Total Intangible Assets	66,283	65,634	64,804	63,987	63,180	62,374	62,184	64,365	91,914
Tangible Equity	171,939	178,451	194,212	208,419	225,612	308,873	345,727	341,697	311,918
Net Unrealized Gain	-1,124	-4,360	-2,198	1,728	3,190	762	439	257	-3,002
Total Equity/ Total Assets (%)	9.87	9.67	9.77	10.12	9.88	12.00	12.29	11.51	9.21
Tangible Equity/ Tangible Assets (%)	7.32	7.26	7.51	7.93	7.89	10.19	10.61	9.87	7.27
Tang Common Equity/ Tang Assets (%)	7.32	7.26	7.51	7.93	7.89	10.19	10.61	9.87	7.27
Tier 1 Capital	202,325	213,398	226,880	236,972	262,568	349,357	389,583	376,839	351,333
Total Risk-based Capital	222,678	235,551	250,000	260,890	287,594	373,767	412,274	401,601	380,345
Risk-adjusted Assets	1,590,373	1,740,005	1,831,063	1,906,321	1,983,654	1,950,227	1,805,585	1,974,800	2,697,630
Leverage Ratio (Bank, BHC Only) (%)	8.46	8.62	8.83	9.06	9.15	11.64	11.86	10.81	9.22
Tier 1 Ratio (%)	12.72	12.26	12.39	12.43	13.24	17.91	21.58	19.08	13.02
Total Capital Ratio (%)	14.00	13.54	13.65	13.69	14.50	19.17	22.83	20.34	14.10
Tangible Capital (OTS Only)	NA	NA	NA	NA	NA	NA	NA	NA	NA
Tangible Cap/ Assets (OTS Only) (%)	NA	NA	NA	NA	NA	NA	NA	NA	NA
Core Cap/ Tang Assets (OTS Only) (%)	NA	NA	NA	NA	NA	NA	NA	NA	NA

Nonperforming Loans ($000)



Nonaccrual Loans
Renegotiated Loans
Other Real Estate Owned
90+ Days Past Due
2013Y
2012Y
2011Y
2010Y
2009Y
2008Y
2007Y
2006Y
2005Y
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
90,000

Tier 1 Capital & NPAs ($000)



Tier 1 Capital
NPAs + 90+ Day PD
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
2005Y
2006Y
2007Y
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y

Asset Quality Trends (%)



NPAs/ Assets
Reserves/ NPLs
NPAs/Assets
Reserves/NPLs
2.00
1.80
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
400.00
350.00
300.00
250.00
200.00
150.00
100.00
50.00
0.00
2005Y
2006Y
2007Y
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y

Tier 1 Capital & Capital Ratios



Tier 1 Capital
Tier 1 Ratio (%)
Tang Common Equity/ Tang Assets (%)
Tier 1 ($000)
(%)
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
25.00
20.00
15.00
10.00
5.00
0.00
2005Y
2006Y
2007Y
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y

Simmons First National Corporation (SFNC)

Deposit & Loan Composition (REG)

End of Period Date	12/31/2004	12/31/2005	12/31/2006	12/31/2007	12/31/2008	12/31/2009	12/31/2011	12/31/2012	12/31/2013
Deposit Composition (%)									
Total Deposits ($000)	1,959,195	2,059,958	2,175,531	2,182,857	2,336,334	2,432,172	2,650,397	2,874,163	3,697,567
Deposit Growth Rate	8.63	5.14	5.61	0.34	7.03	4.10	1.60	8.44	28.65
Demand Dep/ Total Deposits	14.96	16.07	14.03	14.21	14.30	14.88	20.01	20.03	19.39
NOW & Oth Trans Accts/ Deposits	13.43	11.78	11.54	12.89	11.47	13.34	12.99	14.13	14.97
Trans Accts/Total Deposits	28.40	27.85	25.57	27.10	25.76	28.23	33.00	34.15	34.36
MMDA & Savings/ Total Deposits	25.83	24.63	22.42	21.98	32.53	34.24	33.85	35.36	35.44
Time Dep < $100K/ Total Deposits	27.55	29.84	31.31	30.17	23.80	20.24	18.86	17.60	16.54
Time Dep >= $100K/ Total Deposits	18.22	17.68	20.70	20.75	17.91	17.29	14.29	12.89	13.65
Total Time Deposits/ Total Deposits	45.77	47.52	52.01	50.92	41.71	37.53	33.15	30.49	30.20
Foreign Dep/ Tot Deposits	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Non Int Bear Dep/Total Deposits	14.96	16.07	14.03	14.21	14.34	14.93	20.08	20.06	19.43
Interest Bearing Dep/Total Deposits	85.04	83.93	85.97	85.79	85.66	85.07	79.92	79.94	80.57
Core Deposits/Total Deposits	81.78	82.32	79.30	79.25	82.09	82.71	85.71	87.11	86.35
Brokered Deposits/Total Deposits	NA	NA	NA	NA	NA	NA	NA	NA	NA
Loan Composition (%)									
Total Loans & Leases ($000)	1,580,622	1,725,964	1,790,586	1,861,551	1,943,410	1,883,386	1,760,820	1,947,486	2,414,429
Loan Growth Rate	10.49	9.20	3.74	3.96	4.40	-3.09	-8.87	10.60	23.98
Const & Land Dev Lns/Tot Lns	10.76	13.93	15.60	14.14	11.79	9.74	7.73	8.24	8.76
Cl-end 1-4 Fam Lns/ Tot Lns	19.60	19.27	19.91	20.35	20.62	20.32	21.81	24.96	22.33
Rev 1-4 Fam Loans / Tot Lns	1.14	0.93	0.83	0.81	0.89	0.95	1.18	1.13	1.44
Tot 1-4 Fam Loans/Tot Lns	20.73	20.20	20.75	21.15	21.51	21.27	22.99	26.09	23.77
Multifamily (5+) Loans/Tot Lns	2.22	1.41	1.27	0.94	1.23	1.32	2.62	3.05	4.54
Farm Loans/Tot Lns	6.14	5.77	5.74	4.76	5.06	5.70	5.96	5.29	4.72
Commercial RE /Tot Lns	22.04	20.53	21.50	23.31	23.68	24.51	27.52	27.10	30.61
Comm RE & Farm Lns/ Total Lns	28.18	26.29	27.24	28.07	28.74	30.21	33.48	32.40	35.33
Foreign Office RE Loans/Tot Lns	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Real Est Lns/ Tot Loans	61.90	61.84	64.86	64.29	63.27	62.54	66.83	69.78	72.40
C&I Loans/Tot Lns	10.03	10.71	9.94	10.37	9.91	8.93	8.35	8.21	9.59
Consumer Loans/Tot Lns	23.33	21.58	20.89	20.54	21.69	23.53	19.69	16.80	13.80
Agric Prod Loans / Tot Lns	3.94	3.98	3.48	3.95	4.54	4.51	4.87	4.96	4.13
Lns to Dep Inst/Tot Lns	0.07	1.19	0.27	0.38	0.35	0.21	0.00	0.01	0.00
Lns to St & Pol Subd/Tot Lns	NA	NA	NA	NA	NA	NA	NA	NA	NA
Forgn Govt Loans/Tot Lns	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
All Other Loans/ Total Loans	0.72	0.69	0.56	0.47	0.25	0.29	0.26	0.24	0.07
Total Leases/ Total Loans	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Non-RE Loans /Tot Lns	38.10	38.16	35.14	35.71	36.73	37.46	33.17	30.22	27.60
Less Unearned Inc Lns/ Tot Lns	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Deposit & Loan Growth


Deposit Growth Rate (%)
Loan Growth Rate (%)
Total Deposits ($M)
Total Loans & Leases ($M)
Growth (%)
Balance($M)
35.00
30.00
25.00
20.00
15.00
10.00
5.00
0.00
-5.00
-10.00
-15.00
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
2005Y
2006Y
2007Y
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y

Deposits Detail (%)


Non Int Bear Dep/Total Deposits
Interest Bearing Dep/Total Deposits
Core Deposits/Total Deposits
100.00
90.00
80.00
70.00
60.00
50.00
40.00
30.00
20.00
10.00
0.00
2005Y
2006Y
2007Y
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y

Deposit Composition (%)


Trans Accounts
MMDA & Savings
Time Dep < $100K
Time Dep >= $100K
Foreign Deposits
2013Y
2012Y
2011Y
2010Y
2009Y
2008Y
2007Y
2006Y
2005Y
0%
20%
40%
60%
80%
100%

Loan Composition (%)


Const & Land Dev Lns
Tot 1-4 Fam Loans
Multifamily, Comm RE & Farm Lns
C&I Loans
Consumer Loans
Other Loans
2013Y
2012Y
2011Y
2010Y
2009Y
2008Y
2007Y
2006Y
2005Y
0%
20%
40%
60%
80%
100%

1st Quarter 2014 Earnings Release

Simmons First National Corporation

Simmons First National Corporation

FOR IMMEDIATE RELEASE: April 17, 2014

SIMMONS FIRST ANNOUNCES FIRST QUARTER EARNINGS

Pine Bluff, AR – Simmons First National Corporation (NASDAQ-GS: SFNC) today announced first quarter 2014 core earnings of $7.5 million, an increase of $1.4 million, or 23.0%, compared to the same quarter last year. Diluted core earnings per share were $0.46, an increase of $0.09, or 24.3%. Core earnings exclude $3.1 million in after-tax non-interest merger related expenses and branch right sizing costs. Including the non-core expenses, net income was $4.4 million and diluted earnings per share were $0.27.

"We are pleased with the core earnings results for the first quarter. As a result of our fourth quarter acquisition of Metropolitan National Bank, our recently announced acquisition of Delta Trust & Bank, other possible acquisitions and efficiency initiatives, we have and will continue to recognize one-time revenue and expense items which may skew our short-term business results but provide long-term performance benefits. Our focus continues to be improvement in core operating income," commented George A. Makris, Jr., Chairman and CEO.

Loans

Total loans, including those acquired, were $2.4 billion at March 31, 2014, an increase of $518 million, or 28.0%, compared to the same period in 2013. Acquired loans increased by $328 million, net of discounts, while legacy loans (all loans excluding acquired loans) grew $191 million, or 12.0%. "We are encouraged by the continued growth in our legacy loan portfolio during the first quarter. We have experienced nice loan growth in virtually every market we serve," added Makris.

Deposits

At March 31, 2014, total deposits were $3.7 billion, an increase of $814 million, or 28.2%, compared to the same period in 2013. Total non-time deposits totaled $2.6 billion, or 71% of total deposits.

Net Interest Income

The Company's net interest income for the first quarter of 2014 was $41.5 million, an increase of $11.5 million, or 38.1%, from the same period of 2013. This increase was driven by growth in the legacy loan portfolio, earning assets acquired through the Metropolitan transaction and an increase in accretable yield on acquired loans. Net interest margin was 4.54% for the quarter ended March 31, 2014, a 53 basis point increase from the same quarter of 2013. Included in interest income for both periods was the additional yield accretion recognized as a result of updated estimates of the cash flows of the loan pools acquired in the Company's FDIC-assisted transactions. Each quarter, the Company estimates the cash flows expected to be collected from the acquired loan pools, and adjustments may or may not be required. The cash flows estimate has increased based on payment histories and reduced loss expectations of the loan pools. This resulted in increased interest income that is spread on a level-yield basis over the remaining expected lives of the loan pools. The increases in expected cash flows also reduce the amount of expected reimbursements under the loss sharing agreements with the FDIC, which are recorded as indemnification assets.

The impact of the adjustments on the Company's financial results for the current reporting period is shown below:

(In thousands)	Three Months Ended March 31	
	2014	2013
Impact on net interest income	$ 7,391	$ 2,947
Non-interest income	(7,441)	(2,828)
Net impact to pre-tax income	$ (50)	$ 119

Because these adjustments will be recognized over the remaining lives of the loan pools and the remainder of the loss sharing agreements, respectively, they will impact future periods as well. The current estimate of the remaining accretable yield adjustment that will positively impact interest income is $27.1 million and the remaining adjustment to the indemnification assets that will reduce non-interest income is $20.4 million. Of the remaining adjustments, we expect to recognize $13.9 million of interest income and a $14.4 million reduction of non-interest income, for a net reduction to pre-tax income of approximately $514,000, during the remainder of 2014. The accretable yield adjustments recorded in future periods will change as the Company continues to evaluate expected cash flows from the acquired loan pools.

Non-Interest Income

Non-interest income for the first quarter was $9.2 million, a decrease of $2.1 million, compared to the first quarter of 2013. The reduction in non-interest income was due to the $4.6 million incremental reduction in non-interest income from the adjustment to the indemnification assets. Normalized for the indemnification asset adjustments, non-interest income for the quarter increased by $2.5 million, or 17.7%, primarily from additional service charge and fee income from the Metropolitan acquisition.

Non-Interest Expense

Non-interest expense for the first quarter of 2014 was $44.6 million, an increase of $12.6 million compared to the same period in 2013. "In March we completed the branch consolidation plan related to the Metropolitan acquisition. During the quarter, we recorded branch right sizing costs of $3.9 million associated with the closure of eleven legacy Simmons branches," noted Makris. "Also included in the quarter were $1.3 million of various merger costs related to Metropolitan and the recently announced acquisition of Delta Trust & Bank."

Asset Quality

Beginning in 2010, the Company has acquired loans and foreclosed real estate ("OREO") through FDIC-assisted acquisitions. Through the loss share provisions of the purchase and assumption agreements, the FDIC agreed to reimburse the Company for 80% of the losses incurred on the disposition of covered loans and OREO. The acquired loans and OREO and any related FDIC loss share indemnification asset were presented in the Company's financial reports with a carrying value equal to the discounted net present value of expected future proceeds. At March 31, 2014, acquired loans covered by loss share were carried at $138 million, OREO covered by loss share was carried at $18 million and the FDIC loss share indemnification asset was carried at $39 million. Acquired loans and OREO not covered by loss share were carried at $450 million and $40 million, respectively. As a result of using the discounted net present value method of valuing these assets, and due to the significant protection against possible losses provided by the FDIC loss share indemnification, all acquired assets, with the exception of OREO not covered by loss share, are excluded from the computations of the asset quality ratios for the legacy loan portfolio, except for their inclusion in total assets.

"It is important to remember that the acquired non-covered loans are protected by a credit mark and the acquired covered loans are protected by a credit mark and 80% loss coverage by the FDIC," explained Makris. "At March 31, 2014, the allowance for loan losses was $27.0 million and the loan credit mark was

$96.5 million, for a total of $123.5 million of coverage. This equates to a total coverage ratio of 5.0% of gross loans. The ratio of credit mark to acquired loans was 14.1%." The Company's allowance for loan losses at March 31, 2014, was 1.52% of total loans and 216% of non-performing loans. Non-performing loans as a percent of total loans were 0.70%. Non-performing assets decreased $4.1 million from the previous quarter to $70.0 million. For the first quarter of 2014, the annualized net charge-off ratio, excluding credit cards, was 0.22%, and the annualized credit card charge-off ratio was 1.20%.

Capital

At March 31, 2014, stockholders' equity was $407 million, book value per share was $24.93 and tangible book value per share was $19.23. The Company's ratio of stockholders' equity to total assets was 9.3% and its ratio of tangible common equity to tangible assets was 7.3%.

Simmons First National Corporation

Simmons First National Corporation is a $4.4 billion Arkansas based financial holding company conducting financial operations throughout Arkansas, Kansas and Missouri. The Company's common stock trades on the NASDAQ Global Select Market under the symbol "SFNC".

Conference Call

Management will conduct a conference call to review this information beginning at 3:00 p.m. Central Time on Thursday, April 17, 2014. Interested persons can listen to this call by dialing toll-free 1-866-298-7926 (United States and Canada only) and asking for the Simmons First National Corporation conference call, conference ID 21404149. In addition, the call will be available live or in recorded version on the Company's website at www.simmonsfirst.com.

Non-GAAP Financial Measures

This press release contains financial information determined by methods other than in accordance with generally accepted accounting principles (GAAP). The Company's management uses these non-GAAP financial measures in their analysis of the Company's performance. These measures typically adjust GAAP performance measures to include the tax benefit associated with revenue items that are tax-exempt, as well as adjust income available to common shareholders for certain significant activities or nonrecurring transactions. Since the presentation of these GAAP performance measures and their impact differ between companies, management believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company's core businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Forward Looking Statements

Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation's financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

####

FOR MORE INFORMATION CONTACT:
DAVID W. GARNER
Executive Vice President and Investor Relations Officer
Simmons First National Corporation
(870) 541-1000

Simmons First National Corporation

SFNC

Consolidated End of Period Balance Sheets

For the Quarters Ended (Unaudited) (in thousands)	Mar 31 2014	Dec 31 2013	Sep 30 2013	Jun 30 2013	Mar 31 2013
ASSETS					
Cash and non-interest bearing balances due from banks	$ 48,018	$ 69,827	$ 37,752	$ 38,494	$ 40,006
Interest bearing balances due from banks	474,118	469,553	320,368	420,740	602,992
Federal funds sold	-	-	18,365	-	-
Cash and cash equivalents	522,136	539,380	376,485	459,234	642,998
Investment securities - held-to-maturity	776,615	745,688	581,768	555,464	488,513
Investment securities - available-for-sale	264,974	212,277	179,937	177,531	192,165
Mortgage loans held for sale	16,717	9,494	10,605	14,454	19,100
Assets held in trading accounts	6,865	8,978	8,744	8,739	8,368
Loans:					
Legacy loans	1,779,609	1,742,638	1,741,161	1,650,395	1,589,077
Allowance for loan losses	(26,983)	(27,442)	(27,533)	(27,398)	(27,735)
Loans acquired, not covered by FDIC loss share (net of discount)	450,289	515,644	68,133	63,500	78,745
Loans acquired, covered by FDIC loss share (net of discount)	137,879	146,653	148,884	163,736	181,537
Net loans	2,340,794	2,377,493	1,930,645	1,850,233	1,821,624
FDIC indemnification asset	39,239	48,791	61,500	67,744	71,002
Premises and equipment	111,888	119,614	87,065	88,164	87,934
Premises held for sale	23,779	19,466	-	-	-
Foreclosed assets not covered by FDIC loss share	57,476	64,820	26,203	30,390	30,714
Foreclosed assets covered by FDIC loss share	18,171	20,585	23,260	22,990	28,003
Interest receivable	15,102	15,654	15,635	12,637	13,027
Bank owned life insurance	60,714	60,384	60,040	59,710	59,344
Goodwill	78,529	78,906	60,605	60,605	60,605
Other intangible assets	14,519	14,972	5,420	3,487	3,624
Other assets	49,129	46,598	13,797	10,387	16,540
Total assets	$ 4,396,647	$ 4,383,100	$ 3,441,709	$ 3,421,769	$ 3,543,561
LIABILITIES AND STOCKHOLDERS' EQUITY					
Deposits:					
Non-interest bearing transaction accounts	$ 838,050	$ 718,438	$ 580,063	$ 565,433	$ 592,442
Interest bearing transaction accounts and savings deposits	1,793,330	1,862,618	1,453,139	1,428,422	1,456,005
Time deposits less than $100,000	589,798	611,729	454,325	467,778	482,688
Time deposits greater than $100,000	485,870	504,782	351,271	351,486	361,529
Total deposits	3,707,048	3,697,567	2,838,798	2,813,119	2,892,664
Federal funds purchased and securities sold under agreements to repurchase	104,643	107,887	62,311	79,063	108,227
Other borrowings	116,970	117,090	75,987	77,659	81,646
Subordinated debentures	20,620	20,620	20,620	20,620	20,620
Accrued interest and other liabilities	40,694	36,104	40,959	29,458	33,950
Total liabilities	3,989,975	3,979,268	3,038,675	3,019,919	3,137,107
Stockholders' equity:					
Common stock	163	162	162	163	165
Surplus	89,274	88,095	87,279	89,434	94,723
Undivided profits	319,354	318,577	318,194	314,663	311,521
Accumulated other comprehensive income					
Unrealized appreciation on AFS securities	(2,119)	(3,002)	(2,601)	(2,410)	45
Total stockholders' equity	406,672	403,832	403,034	401,850	406,454
Total liabilities and stockholders' equity	$ 4,396,647	$ 4,383,100	$ 3,441,709	$ 3,421,769	$ 3,543,561

Simmons First National Corporation

SFNC

Consolidated Average Quarter-to-Date Balance Sheets

For the Quarters Ended (Unaudited) (in thousands)	Mar 31 2014	Dec 31 2013	Sep 30 2013	Jun 30 2013	Mar 31 2013
ASSETS					
Cash and non-interest bearing balances due from banks	$ 68,770	$ 50,473	$ 39,067	$ 41,030	$ 42,334
Interest bearing balances due from banks	507,936	428,551	365,504	527,787	560,759
Federal funds sold	385	2,616	3,719	1,922	8,487
Cash and cash equivalents	577,091	481,640	408,290	570,739	611,580
Investment securities - held-to-maturity	749,126	657,736	567,579	511,008	497,152
Investment securities - available-for-sale	223,203	220,292	178,351	182,227	191,981
Mortgage loans held for sale	6,668	6,666	12,171	14,154	19,442
Assets held in trading accounts	7,212	8,881	8,731	8,292	8,525
Loans:					
Legacy loans	1,719,294	1,734,469	1,705,204	1,616,036	1,588,299
Allowance for loan losses	(27,771)	(27,806)	(27,735)	(28,219)	(27,999)
Loans acquired, not covered by FDIC loss share (net of discount)	505,031	261,577	61,372	72,663	80,755
Loans acquired, covered by FDIC loss share (net of discount)	142,777	145,742	156,392	172,415	196,190
Net loans	2,339,331	2,113,982	1,895,233	1,832,895	1,837,245
FDIC indemnification asset	46,154	57,587	65,478	70,442	74,205
Premises and equipment	119,626	87,310	88,044	88,210	87,571
Premises held for sale	19,514	212	-	-	-
Foreclosed assets not covered by FDIC loss share	63,453	50,680	27,368	29,399	32,102
Foreclosed assets covered by FDIC loss share	19,901	22,529	22,392	25,603	27,812
Interest receivable	14,882	15,707	13,739	12,524	13,370
Bank owned life insurance	60,552	60,209	59,878	59,523	52,706
Goodwill	78,901	60,804	60,605	60,605	60,605
Other intangible assets	14,765	5,526	3,439	3,554	3,693
Other assets	45,458	33,324	12,122	13,435	20,827
Total assets	$ 4,385,837	$ 3,883,085	$ 3,423,420	$ 3,482,610	$ 3,538,816
LIABILITIES AND STOCKHOLDERS' EQUITY					
Deposits:					
Non-interest bearing transaction accounts	$ 735,101	$ 665,644	$ 559,461	$ 560,804	$ 567,588
Interest bearing transaction accounts and savings deposits	1,854,510	1,620,244	1,444,058	1,456,258	1,446,533
Time deposits less than $100,000	601,046	517,603	461,101	475,428	494,196
Time deposits greater than $100,000	495,574	409,361	358,307	359,155	364,496
Total deposits	3,686,231	3,212,852	2,822,927	2,851,645	2,872,813
Federal funds purchased and securities sold under agreements to repurchase	115,018	98,359	67,924	89,879	118,131
Other borrowings	117,588	108,693	75,704	80,090	83,872
Subordinated debentures	20,620	20,620	20,620	20,620	20,620
Accrued interest and other liabilities	36,967	33,117	31,867	32,146	34,486
Total liabilities	3,976,424	3,473,641	3,019,042	3,074,380	3,129,922
Total stockholders' equity	409,413	409,444	404,378	408,230	408,894
Total liabilities and stockholders' equity	$ 4,385,837	$ 3,883,085	$ 3,423,420	$ 3,482,610	$ 3,538,816

Simmons First National Corporation

SFNC

Consolidated Statements of Income - Quarter-to-Date

For the Quarters Ended (Unaudited) (in thousands, except per share data)	Mar 31 2014	Dec 31 2013	Sep 30 2013	Jun 30 2013	Mar 31 2013
INTEREST INCOME					
Legacy loans	$ 21,554	$ 22,463	$ 22,464	$ 22,331	$ 21,207
Loans acquired	18,577	16,151	16,151	8,283	7,864
Federal funds sold	1	5	6	5	3
Investment securities	4,549	3,951	3,428	3,019	2,902
Mortgage loans held for sale	69	72	122	118	155
Assets held in trading accounts	5	6	6	6	11
Interest bearing balances due from banks	279	251	234	352	290
TOTAL INTEREST INCOME	45,034	42,899	34,411	32,571	33,232
INTEREST EXPENSE					
Time deposits	1,577	1,479	1,392	1,479	1,588
Other deposits	692	646	601	603	611
Federal funds purchased and securities sold under agreements to repurchase	53	55	46	53	65
Other borrowings	1,010	929	646	692	734
Subordinated debentures	157	161	162	162	159
TOTAL INTEREST EXPENSE	3,489	3,270	2,847	2,989	3,157
NET INTEREST INCOME	41,545	39,629	31,564	29,582	30,075
Provision for loan losses	908	1,084	1,081	1,034	919
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	40,637	38,545	30,483	28,548	29,156
NON-INTEREST INCOME					
Trust income	1,537	1,608	1,448	1,342	1,444
Service charges on deposit accounts	6,068	5,497	4,603	4,474	4,241
Other service charges and fees	1,866	1,164	728	791	775
Mortgage lending income	810	916	1,122	1,338	1,216
Investment banking income	181	421	240	696	454
Credit card fees	4,600	4,592	4,400	4,341	4,039
Bank owned life insurance income	330	347	328	366	278
Gain on sale of securities, net	-	42	-	(193)	-
Net (loss) gain on assets covered by FDIC loss share agreements	(7,370)	(7,988)	(3,443)	(2,615)	(2,142)
Other income	1,176	1,118	887	733	1,008
TOTAL NON-INTEREST INCOME	9,198	7,717	10,313	11,273	11,313
NON-INTEREST EXPENSE					
Salaries and employee benefits	22,464	19,933	17,701	17,937	18,507
Occupancy expense, net	3,890	2,544	2,485	2,450	2,555
Furniture and equipment expense	2,014	2,257	1,613	2,030	1,723
Other real estate and foreclosure expense	873	562	385	59	331
Deposit insurance	668	620	595	492	775
Merger related costs	1,272	6,413	190	(467)	240
Other operating expenses	13,370	9,349	7,934	7,818	7,781
TOTAL NON-INTEREST EXPENSE	44,551	41,678	30,903	30,319	31,912
NET INCOME BEFORE INCOME TAXES	5,284	4,584	9,893	9,502	8,557
Provision for income taxes	932	798	2,961	2,926	2,620
NET INCOME	$ 4,352	$ 3,786	$ 6,932	$ 6,576	$ 5,937
BASIC EARNINGS PER SHARE	$ 0.27	$ 0.23	$ 0.43	$ 0.40	$ 0.36
DILUTED EARNINGS PER SHARE	$ 0.27	$ 0.23	$ 0.43	$ 0.40	$ 0.36

Consolidated Risk-Based Capital

For the Quarters Ended (Unaudited) (in thousands)	Mar 31 2014	Dec 31 2013	Sep 30 2013	Jun 30 2013	Mar 31 2013
Tier 1 capital					
Stockholders' equity	$ 406,672	$ 403,832	$ 403,034	$ 401,850	$ 406,454
Trust preferred securities, net allowable	20,000	20,000	20,000	20,000	20,000
Disallowed intangible assets, net of deferred tax	(74,477)	(75,501)	(49,727)	(48,091)	(48,529)
Unrealized loss (gain) on AFS securities	2,119	3,002	2,601	2,410	(45)
Total Tier 1 capital	354,314	351,333	375,908	376,169	377,880
Tier 2 capital					
Qualifying unrealized gain on AFS equity securities	42	45	40	35	28
Qualifying allowance for loan losses	28,846	28,967	25,633	24,818	24,129
Total Tier 2 capital	28,888	29,012	25,673	24,853	24,157
Total risk-based capital	$ 383,202	$ 380,345	$ 401,581	$ 401,022	$ 402,037
Risk weighted assets	$ 2,651,970	$ 2,697,630	$ 2,047,198	$ 1,981,341	$ 1,925,199
Adjusted average assets for leverage ratio	$ 4,315,279	$ 3,811,793	$ 3,378,676	$ 3,434,844	$ 3,490,102
Ratios at end of quarter					
Equity to assets	9.25%	9.21%	11.71%	11.74%	11.47%
Tangible common equity to tangible assets	7.29%	7.23%	9.98%	10.06%	9.84%
Tier 1 leverage ratio	8.21%	9.22%	11.13%	10.95%	10.83%
Tier 1 risk-based capital ratio	13.36%	13.02%	18.36%	18.99%	19.63%
Total risk-based capital ratio	14.45%	14.10%	19.62%	20.24%	20.88%

Consolidated Loans and Investments

For the Quarters Ended (Unaudited) (in thousands)	Mar 31 2014	Dec 31 2013	Sep 30 2013	Jun 30 2013	Mar 31 2013
Legacy Loan Portfolio - End of Period [(1)]					
Consumer					
Credit cards	$ 172,609	$ 184,935	$ 177,463	$ 173,536	$ 171,599
Student loans	24,415	25,906	28,392	30,106	31,835
Other consumer	104,185	98,851	101,399	103,765	102,297
Total consumer	301,209	309,692	307,254	307,407	305,731
Real Estate					
Construction	168,147	146,458	161,024	142,902	136,099
Single-family residential	402,588	392,285	375,703	364,239	355,479
Other commercial	644,772	626,333	602,463	572,110	569,686
Total real estate	1,215,507	1,165,076	1,139,190	1,079,251	1,061,264
Commercial					
Commercial	186,303	164,329	154,508	152,122	150,427
Agricultural	72,239	98,886	135,633	107,113	68,028
Total commercial	258,542	263,215	290,141	259,235	218,455
Other	4,351	4,655	4,576	4,502	3,627
Total Loans	$ 1,779,609	$ 1,742,638	$ 1,741,161	$ 1,650,395	$ 1,589,077

(1) Excludes all acquired loans, including those covered by FDIC loss share agreements.

	Mar 31 2014	Dec 31 2013	Sep 30 2013	Jun 30 2013	Mar 31 2013
Investment Securities - End of Period					
Held-to-Maturity					
U.S. Government agencies	$ 425,616	$ 395,198	$ 313,052	$ 313,050	$ 288,480
Mortgage-backed securities	33,323	34,425	41	43	45
State and political subdivisions	317,056	315,445	268,055	241,751	199,368
Other securities	620	620	620	620	620
Total held-to-maturity	776,615	745,688	581,768	555,464	488,513
Available-for-Sale					
U.S. Government agencies	231,949	178,217	163,127	159,390	159,846
Mortgage-backed securities	1,833	1,891	1,994	2,078	15,891
State and political subdivisions	7,367	7,861	1,263	1,262	1,417
FHLB stock	5,168	6,002	5,085	5,353	5,325
Other securities	14,676	14,321	8,468	9,448	9,686
Total available-for-sale	264,974	212,277	179,937	177,531	192,165
Total investment securities	$ 1,041,589	$ 957,965	$ 761,705	$ 732,995	$ 680,678
Fair value - HTM investment securities	$ 771,114	$ 731,705	$ 570,703	$ 543,154	$ 491,556
Investment Securities - QTD Average					
Taxable securities	$ 649,329	$ 583,389	$ 490,801	$ 478,946	$ 485,711
Tax exempt securities	323,000	294,639	255,129	214,289	203,422
Total investment securities - QTD average	$ 972,329	$ 878,028	$ 745,930	$ 693,235	$ 689,133

Simmons First National Corporation

SFNC

Consolidated Loans and Credit Coverage

For the Quarters Ended (Unaudited)	Mar 31 2014	Dec 31 2013
(in thousands)		
LOANS		
Legacy loans	$ 1,779,609	$ 1,742,638
Allowance for loan losses	(26,983)	(27,442)
Legacy loans (net of allowance)	1,752,626	1,715,196
Loans acquired, not covered by FDIC loss share	495,915	566,895
Credit discount	(45,626)	(51,251)
Loans acquired, not covered (net of discount)	450,289	515,644
Loans acquired, covered by FDIC loss share	188,755	209,459
Credit discount	(50,876)	(62,806)
Loans acquired, covered (net of discount)	137,879	146,653
Net loans	$ 2,340,794	$ 2,377,493
Loan Coverage Ratios		
Allowance for loan losses to legacy loans	1.52%	1.57%
Discount for credit losses on loans acquired, not covered, to total loans acquired, not covered, plus discount for credit losses on loans acquired, not covered	9.20%	9.04%
Discount for credit losses on loans acquired, covered, to total loans acquired, covered, plus discount for credit losses on loans acquired, covered	26.95%	29.98%
Total allowance and credit coverage	5.01%	5.62%

Simmons First National Corporation

SFNC

Consolidated Allowance and Asset Quality

For the Quarters Ended (Unaudited) (in thousands)	Mar 31 2014	Dec 31 2013	Sep 30 2013	Jun 30 2013	Mar 31 2013
Allowance for Loan Losses					
Balance, beginning of quarter	$ 27,442	$ 27,533	$ 27,398	$ 27,735	$ 27,882
Loans charged off					
Credit cards	816	841	770	743	909
Other consumer	148	428	449	310	374
Real estate	1,035	255	247	887	239
Commercial	82	133	20	133	96
Total loans charged off	2,081	1,657	1,486	2,073	1,618
Recoveries of loans previously charged off					
Credit cards	271	226	235	204	236
Other consumer	121	166	114	116	195
Real estate	308	78	151	295	68
Commercial	14	12	40	87	53
Total recoveries	714	482	540	702	552
Net loans charged off	1,367	1,175	946	1,371	1,066
Provision for loan losses	908	1,084	1,081	1,034	919
Balance, end of quarter	$ 26,983	$ 27,442	$ 27,533	$ 27,398	$ 27,735
Non-performing assets (1) (2)					
Non-performing loans					
Nonaccrual loans					
Real estate	$ 8,075	$ 4,799	$ 4,157	$ 4,327	$ 6,963
Commercial	1,054	495	525	526	602
Consumer	883	967	1,293	1,410	1,203
Total nonaccrual loans	10,012	6,261	5,975	6,263	8,768
Loans past due 90 days or more					
Government guaranteed student loans	1,965	2,264	2,966	2,254	2,283
Other loans	517	687	725	879	661
Total loans past due 90 days or more	2,482	2,951	3,691	3,133	2,944
Total non-performing loans	12,494	9,212	9,666	9,396	11,712
Other non-performing assets					
Foreclosed assets held for sale	17,357	19,361	20,493	21,804	21,253
Acquired foreclosed assets held for sale, not covered by FDIC loss share agreements	40,119	45,459	5,710	8,586	9,461
Other non-performing assets	60	75	60	80	238
Total other non-performing assets	57,536	64,895	26,263	30,470	30,952
Total non-performing assets	$ 70,030	$ 74,107	$ 35,929	$ 39,866	$ 42,664
Performing TDRs (troubled debt restructurings)	$ 8,655	$ 9,497	$ 9,584	$ 10,473	$ 10,745
Ratios (1) (2)					
Allowance for loan losses to total loans	1.52%	1.57%	1.58%	1.66%	1.75%
Allowance for loan losses to non-performing loans	216%	298%	285%	292%	237%
Non-performing loans to total loans	0.70%	0.53%	0.56%	0.57%	0.74%
Non-performing assets (including performing TDRs) to total assets	1.79%	1.91%	1.32%	1.47%	1.51%
Non-performing assets to total assets	1.59%	1.69%	1.04%	1.17%	1.20%
Non-performing assets to total assets (excluding Gov't guaranteed student loans)	1.55%	1.64%	0.96%	1.10%	1.14%
Annualized net charge offs to total loans	0.32%	0.27%	0.22%	0.34%	0.27%
Annualized net credit card charge offs to total credit card loans	1.20%	1.31%	1.21%	1.25%	1.53%
Annualized net charge offs to total loans (excluding credit cards)	0.22%	0.14%	0.11%	0.23%	0.11%
Past due loans >30 days (excluding nonaccrual)	0.61%	0.57%	0.62%	0.54%	0.64%
Past due loans >30 days (excluding nonaccrual) (excluding Gov't guaranteed student loans)	0.45%	0.41%	0.36%	0.35%	0.40%

(1) Excludes all acquired loans, including those covered by FDIC loss share agreements, except for their inclusion in total assets.
(2) Excludes acquired foreclosed assets covered by FDIC loss share agreements, except for their inclusion in total assets.

Consolidated - Net Interest Income Analysis

For the Quarters Ended (Unaudited)	Mar 31 2014	Dec 31 2013	Sep 30 2013	Jun 30 2013	Mar 31 2013
ASSETS					
Earning Assets					
Interest bearing balances due from banks	0.22%	0.23%	0.25%	0.27%	0.21%
Investment securities	2.60%	2.44%	2.52%	2.37%	2.33%
Mortgage loans held for sale	4.20%	4.29%	3.98%	3.34%	3.23%
Assets held in trading accounts	0.28%	0.27%	0.27%	0.29%	0.52%
Loans, including acquired loans	6.88%	7.16%	6.32%	6.27%	6.32%
Total interest earning assets	4.91%	5.08%	4.63%	4.35%	4.41%
LIABILITIES					
Interest bearing liabilities					
Interest bearing transaction and savings accounts	0.15%	0.16%	0.17%	0.17%	0.17%
Time deposits	0.58%	0.63%	0.67%	0.71%	0.75%
Total interest bearing deposits	0.31%	0.33%	0.35%	0.36%	0.39%
Federal funds purchased and securities sold under agreement to repurchase	0.19%	0.22%	0.27%	0.24%	0.22%
Other borrowings	3.48%	3.39%	3.39%	3.47%	3.55%
Subordinated debentures	3.09%	3.10%	3.12%	3.15%	3.13%
Total interest bearing liabilities	0.44%	0.47%	0.47%	0.48%	0.51%
NET INTEREST MARGIN/SPREAD					
Net interest spread	4.47%	4.61%	4.16%	3.87%	3.90%
Net interest margin - quarter-to-date	4.54%	4.70%	4.27%	3.96%	4.01%
Net interest margin - year-to-date	4.54%	4.21%	4.08%	3.98%	4.01%

Simmons First National Corporation

SFNC

Consolidated - Selected Financial Data

For the Quarters Ended (Unaudited)

($ in thousands, except share data)

	Mar 31 2014	Dec 31 2013	Sep 30 2013	Jun 30 2013	Mar 31 2013
QUARTER-TO-DATE					
Diluted earnings per share	$ 0.27	$ 0.23	$ 0.43	$ 0.40	$ 0.36
Core earnings (excludes nonrecurring items) (non-GAAP)	7,482	7,749	7,371	6,409	6,083
Diluted core earnings per share (non-GAAP)	0.46	0.48	0.45	0.39	0.37
Cash dividends declared per common share	0.22	0.21	0.21	0.21	0.21
Cash dividends declared - amount	3,575	3,403	3,401	3,434	3,469
Return on average stockholders' equity	4.31%	3.67%	6.80%	6.46%	5.89%
Return on tangible equity	5.87%	4.51%	8.18%	7.76%	7.09%
Return on average assets	0.40%	0.39%	0.80%	0.76%	0.68%
Net interest margin (FTE)	4.54%	4.70%	4.27%	3.96%	4.01%
FTE adjustment - investments	1,682	1,442	1,313	1,083	1,062
FTE adjustment - loans	10	17	11	12	11
Amortization of intangibles	364	192	135	137	137
Amortization of intangibles, net of taxes	221	117	82	83	83
Average shares outstanding	16,270,149	16,210,480	16,220,199	16,414,893	16,516,438
Average earning assets	3,861,632	3,466,530	3,059,023	3,106,504	3,151,590
Average interest bearing liabilities	3,204,356	2,774,880	2,427,714	2,481,430	2,527,848
YEAR-TO-DATE					
Diluted earnings per share	$ 0.27	$ 1.42	$ 1.19	$ 0.76	$ 0.36
Core earnings (excludes nonrecurring items) (non-GAAP)	7,482	27,612	19,863	12,492	6,083
Diluted core earnings per share (non-GAAP)	0.46	1.69	1.21	0.76	0.37
Cash dividends declared per common share	0.22	0.84	0.63	0.42	0.21
Cash dividends declared - amount	3,575	13,707	10,304	6,903	3,469
Return on average stockholders' equity	4.31%	5.33%	6.39%	6.18%	5.89%
Return on tangible equity	5.87%	6.36%	7.68%	7.43%	7.09%
Return on average assets	0.40%	0.64%	0.75%	0.72%	0.68%
Net interest margin (FTE)	4.54%	4.21%	4.08%	3.98%	4.01%
FTE adjustment - investments	1,682	4,900	3,458	2,145	1,062
FTE adjustment - loans	10	51	34	23	11
Amortization of intangibles	364	601	409	274	137
Amortization of intangibles, net of taxes	221	365	248	166	83
Average shares outstanding	16,270,149	16,339,335	16,382,758	16,465,385	16,516,438
Average diluted shares outstanding	16,309,868	16,352,167	16,388,393	16,468,814	16,520,398
Average earning assets	3,861,632	3,224,094	3,105,706	3,129,048	3,151,590
Average interest bearing liabilities	3,204,356	2,551,653	2,477,899	2,503,992	2,527,848
END OF PERIOD					
Book value per share	$ 24.93	$ 24.89	$ 24.88	$ 24.67	$ 24.62
Tangible book value per share	19.23	19.10	20.80	20.74	20.73
Shares outstanding	16,311,263	16,226,256	16,198,964	16,289,239	16,509,666
Full-time equivalent employees	1,321	1,343	1,097	1,114	1,112
Total number of ATM's	120	157	106	110	110
Total number of financial centers	104	131	87	92	92
Parent company only - investment in subsidiaries	453,067	452,688	371,531	369,965	370,728
Parent company only - intangible assets	133	133	133	133	133

Simmons First National Corporation

SFNC

Consolidated - Reconciliation of Core Earnings (non-GAAP)

For the Quarters Ended (Unaudited) (in thousands, except per share data)	Mar 31 2014	Dec 31 2013	Sep 30 2013	Jun 30 2013	Mar 31 2013
QUARTER-TO-DATE					
Net Income	$ 4,352	$ 3,786	$ 6,932	$ 6,576	$ 5,937
Nonrecurring items					
Merger related costs	1,272	6,413	190	(467)	240
Loss on sale of securities	-	-	-	193	-
Branch right sizing	3,878	108	533	-	-
Tax effect	(2,020)	(2,558)	(284)	107	(94)
Net nonrecurring items	3,130	3,963	439	(167)	146
Core earnings (non-GAAP)	$ 7,482	$ 7,749	$ 7,371	$ 6,409	$ 6,083
Diluted earnings per share	$ 0.27	$ 0.23	$ 0.43	$ 0.40	$ 0.36
Nonrecurring items					
Merger related costs	0.08	0.40	0.01	(0.03)	0.01
Loss on sale of securities	-	-	-	0.01	-
Branch right sizing	0.24	0.01	0.03	-	-
Tax effect	(0.13)	(0.16)	(0.02)	0.01	-
Net nonrecurring items	0.19	0.25	0.02	(0.01)	0.01
Diluted core earnings per share (non-GAAP)	$ 0.46	$ 0.48	$ 0.45	$ 0.39	$ 0.37
YEAR-TO-DATE					
Net Income	$ 4,352	$ 23,231	$ 19,445	$ 12,513	$ 5,937
Nonrecurring items					
Merger related costs	1,272	6,376	(37)	(227)	240
Loss on sale of securities	-	193	193	193	-
Branch right sizing	3,878	641	533	-	-
Tax effect	(2,020)	(2,829)	(271)	13	(94)
Net nonrecurring items	3,130	4,381	418	(21)	146
Core earnings (non-GAAP)	$ 7,482	$ 27,612	$ 19,863	$ 12,492	$ 6,083
Diluted earnings per share	$ 0.27	$ 1.42	$ 1.19	$ 0.76	$ 0.36
Nonrecurring items					
Merger related costs	0.08	0.39	(0.01)	(0.02)	0.01
Loss on sale of securities	-	0.01	0.01	0.01	-
Branch right sizing	0.24	0.04	0.03	-	-
Tax effect	(0.13)	(0.17)	(0.01)	0.01	-
Net nonrecurring items	0.19	0.27	0.02	-	0.01
Diluted core earnings per share (non-GAAP)	$ 0.46	$ 1.69	$ 1.21	$ 0.76	$ 0.37

Simmons First National Corporation

www.simmonsfirst.com





Corporate Headquarters
501 Main Street
Pine Bluff, Arkansas
(870) 541-1000

Little Rock Corporate Offices
425 West Capitol Avenue
Little Rock, Arkansas
(501) 558-3100